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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2000


                        --------------------------------


                          VISTA ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



               DELAWARE                               001-14575                             75-2766114
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

         550 WEST TEXAS AVENUE
               SUITE 700                                                                      79701
            MIDLAND, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)

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       Registrant's telephone number, including area code: (915) 570-5045

                                 NOT APPLICABLE
                  (former address if changed since last report)



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ITEM 5. OTHER EVENTS.

         On January 5, 2000, Vista Energy Resources, Inc. (the "Company"), PEC
Acquisition Corp. ("Merger Sub") and Prize Energy Corp. ("Prize") entered into a
First Amendment (the "Amendment") to the Agreement and Plan of Merger (the
"Merger Agreement") dated as of October 8, 1999, among the Company, Merger Sub and Prize providing for the merger of the Company and Prize (the "Merger").
Pursuant to the Amendment, the Merger Agreement may be terminated at any time prior to the effective time of the Merger, whether before or after approval by the stockholders of the Company and Prize by either the Company or Prize, if the Merger has not been consummated by February 29, 2000. The Merger Agreement originally provided for a termination right for the Company and Prize if the Merger had not been consummated by February 1, 2000. All of the other provisions of the Merger Agreement, including provisions relating to the termination of the Merger Agreement, remain unchanged.

         This announcement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, estimates with respect to reserves, estimated production rates and growth opportunities. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks inherent in drilling and recompletion activities, the timing and extent of changes in commodity prices, the future production decline rates of newly completed wells, unforeseen engineering and mechanical or technological difficulties in drilling and recompleting wells, and other risks more fully described in the Company's previous filings with the Securities and Exchange Commission.

         The First Amendment to the Agreement and Plan of Merger is included as
Exhibit 2.1.



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ITEM 7.

(c)      EXHIBITS

         *2.1 First Amendment to Agreement and Plan of Merger dated as of October 8, 1999, among Vista Energy Resources, Inc., PEC Acquisition Corp. and
Prize Energy Corp. entered into as of January 5, 2000.




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*Incorporated by reference from the Company's Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-92561), as filed on
January 6, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           VISTA ENERGY RESOURCES, INC.



                                           By:   /s/ C. RANDALL HILL
                                                --------------------------------
                                                Name:  C. Randall Hill
                                                Title: Chairman and
                                                       Chief Executive Officer



Date:    January 12, 2000





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                                INDEX TO EXHIBITS
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

Exhibit
Number          Description
-------         --------------------
2.1*            First Amendment to Agreement and Plan of Merger dated as of
                October 8, 1999, among Vista Energy Resources, Inc., PEC
                Acquisition Corp. and Prize Energy Corp. entered into as of
                January 5, 2000.



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*Incorporated by reference from the Company's Amendment No. 1 to the
Registration Statement on Form S-4 (File No. 333-92561), as filed on January 6, 2000.



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